THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries and Cambodia. The ASEAN Group currently is composed of Brunei, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa International Capital Management (Singapore) Limited provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 536-9490, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter number noted above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling
(800) 426-5523 or (781) 575-2000, or by writing The Singapore Fund, Inc., c/o State Street Bank and Trust Comapny, P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 4, 1998
DEAR SHAREHOLDERS,

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1998.

STOCK MARKET REVIEW

    For the year ended October 31, 1998, the Singapore market, as measured by the DBS50 Index (the "DBS50"), fell by 7.5% in U.S. Dollar ("USD") terms. The Malaysian, Thai, Philippine and Indonesian markets fell by 45.9%, 17.3%, 15.4% and 71.5%, respectively.

    Over the last fifteen months, the ASEAN markets had experienced their sharpest declines over the last decade. Currency depreciations in excess of 30% were commonplace. What began in Thailand in July 1997 became an avalanche that first engulfed Asia, then, other emerging economies in Latin America and Russia, and finally looked set to hobble the previously unaffected growing economies of the U.S. and Europe. Between July 1, 1997 to early September 1998, the ASEAN markets plunged more than 70% in USD terms. Singapore, despite its better fundamentals, also fell more than 50%.

    In Asia, there was an amalgam of problems arising from an overvalued exchange rate, heavy reliance on short-term foreign capital to service current account deficits, and inadequate banking supervision, which resulted in excessive credit growth and over-investment in non-productive assets like the property sector. The sharp devaluation of the Asian currencies and collapse of their stock markets were only a part of the adjustment process.

    As short-term capital fled the markets, the tremendous outflow of funds created a vicious cycle of currency depreciation, high interest rates, credit contraction and real economic pain. With the exception of Singapore, the rest of the ASEAN countries moved into economic contraction by mid-1998, and more companies became crippled by huge foreign exchange losses and high debt burden, adding to corporate bankruptcy risks as well as risks to the banking systems. By the third quarter of 1998, Singapore had also fallen into economic contraction.

    The economic difficulties grew into social and political unrest. In Indonesia, mass unemployment and poverty led to the downfall of President Suharto. In Malaysia, the sacking of former Deputy Prime Minister Anwar Ibrahim must, in part, be attributed to the conflicting views on the methods of reviving the economy. Relations between the neighboring countries were also strained, as the countries' leaders sought to protect their own domestic interests ahead of regional cooperation. In particular, relations between Singapore and Malaysia were highly strained. Singapore was seen as contributing to the capital flight and currency selldown in Malaysia through offering high offshore Malaysian Ringgit deposit rates, and providing a platform for short-selling of Malaysian equities through the Singapore-based exchange, the Central Limit Order Book ("CLOB"). The issue was finally settled when Malaysia imposed capital controls on investments in Malaysia and restricted the convertibility of its currency to prevent short-term capital outflows. As a result, Singapore-based banks stopped accepting Ringgit deposits and the CLOB was closed. The continued use of the Singapore port by Malaysian exporters was also a sore point with the Malaysian authorities, as it sought to boost its income through port activities.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    In late August, with the regional markets still reeling from economic pressures and an apparent lack of forceful action by the Japanese government to revive its ailing economy, Russia announced a debt moratorium and widened the trading band for its currency. This sparked a huge selldown in emerging markets debt and equity issues.

    While the negative events were impacting the markets, interest rates in the region had already started on a downtrend. The ability to lower interest rates was aided by strong current account surpluses that supported the currencies from continued capital outflows. When the U.S. Federal Reserve arranged the bailout of a major U.S. hedge fund, Long Term Capital Management, amid announcements of huge trading losses and provisions by major banks, it signaled that the Asian contagion had infected not only the other emerging markets, but was close to causing a global financial crisis. Therefore, a shift from a tight to an easy monetary stance by the developed countries was now deemed necessary. The markets' expectations were surpassed by two U.S. Federal Funds rate cuts of 25 basis points each, one of which was in between FOMC meetings. The surprise rate cut, coupled with the strengthening of the Japanese Yen and accompanied by an unprecedented 60 trillion Yen bank re-capitalization package, sparked off a tremendous rally in the Asian markets, where gains of more than 30% were achieved from their lows in September.

    The rallies in the Asian markets reflected more than pure event-driven speculative buying of Asian equities. The U.S. Federal Reserve signaled that it would be willing to do what was necessary to avert a sharp slowdown in global growth. Lower interest rates improved the relative valuation of equities vis-a-vis the other asset classes. The favorable global interest rate environment also allowed Asian interest rates to fall further without weakening the currencies. The pressure on the Hong Kong Dollar ("HK$") peg and Chinese Yuan had also been alleviated. These factors warranted a re-rating of the Asian markets, which had previously been battered beyond fundamentals.

FUND PERFORMANCE

    As October 31, 1998, the Fund's net asset value ("NAV") per share was USD
7.09. This represents a decrease of 11.3% from the NAV per share of USD 7.99 at the end of the previous fiscal year. The Fund under-performed by 4.6% against the DBS50, which dropped by 6.7% in the year. The DBS50 showed better performance versus the other broader Singapore stock market indices because of the performance of heavy weight Singapore Telecom stock (representing almost 40% of the index), which returned 8.6% in the period. The Straits Times and MSCI Singapore Free indices fell by 22.8% and 22.5%, respectively. For portfolio risk management reasons, the Fund's Manager does not hold more than 10% of any stock in the portfolio. Against these broader market indices, the Fund outperformed by about 12% in the fiscal year ended October 31, 1998.

    The Fund's out-performance against the broader market came from the significant underweight position in equities throughout most of the fiscal year until the last two months of the period. The portfolio equity exposure was increased back to around 65% when interest rates started to fall sharply in Singapore in the month of September. From September to the end of October, the Fund managed to mirror the index performance with the 65% invested position because of positive sector and stock selections. The Fund ended the year with equity weighting of 57% of net assets.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

ECONOMIC PERFORMANCE

    For the third quarter of 1998, Singapore registered its first quarterly economic contraction since 1986. The economy contracted 0.7%, with growth in all sectors moderating. The contraction followed a significant slowdown in second quarter growth at 1.8% after a relatively robust first quarter growth of 6.2%. Official growth estimates range from 0.5 to 1.0% for 1998 and from -1.0 to 1.0% for 1999.

    The key manufacturing sector declined 4.5% in the third quarter as the cyclical downturn in the global electronics sector was exacerbated by the weak global economy. Growth in the financial and business services sector moderated to 1.7%, reflecting the prevailing cutback in regional economic activity and significant slowdown in the domestic real estate segment. Manufacturing investment commitments totaled 1.8 billion Singapore Dollars (S$) in the third quarter with foreign commitments accounting for 72%. Cumulative commitments for the first nine months of 1998 amounted to S$5.7 billion, down 17% from the same period in 1997.

    Singapore's total trade contracted by 9.2% in the third quarter and 4.6% for the first nine months of 1998. Imports contracted 16.9% in the third quarter and 10.9% for the first nine months of 1998. Industrial production fell by 4.5% in the third quarter. The key non-oil domestic exports grew a marginal 1.4% in the third quarter but fell 4.8% in October, leaving an export-led recovery very much in the balance. Loans to non-bank customers fell by 1.3% in September, the first decline in 10 years, reflecting the cautious stance adopted by banks in the difficult economic environment. Non-performing loans of Singaporean banks rose to 6.6% of total loans in September from 2.6% in January 1998.

    Malaysia experienced a deeper economic contraction of 6.8% in the second quarter after contracting 2.8% in the first quarter of 1998. With the capital controls in place and a mildly expansionary budget for 1999 (with the fiscal deficit estimated at Malaysian Ringgitts 16.1 billion or 6.1% of Gross National Product), Malaysia has estimated a 1% GDP growth for 1999. In the meantime, industrial production has remained depressed at 10.9% in August. Exports in USD terms fell by 16% in July-August while imports fell by 33%.

    Thailand's manufacturing production index and private investment index continued to decline in July by 14.0% and 19.3%, respectively, after declines of 15.7% and 14.4%, respectively, in the second quarter. Exports in USD terms fell by 11% in the third quarter, while imports fell by 33%.

    The Philippine economy contracted 1.2% in the second quarter, as the key agriculture sector declined 11.5% from the prolonged drought. Manufacturing production continued to slide 12.1% in July after falling 10.6% in the second quarter. Exports in USD terms remained strong at 17.5% in August, while imports continued its decline at 24.6%.

    Indonesia's economy contracted further by 17.4% in the third quarter after contracting 16.8% in the second quarter. Exports in USD terms fell by 6.4% in July-August while imports fell by 33%. Year-on-year inflation appears to have peaked out at 82.4% in September with October's inflation at 79.4%.

    Faced with the continuing sharp deterioration of their economies, reform packages aimed at rehabilitating the financial sector and facilitating corporate debt restructuring were unveiled by the Indonesian, Malaysian and Thai governments in the third quarter of 1998. The cost of these packages is expected to be borne by government bond issues, foreign private investments, local and foreign institutions and supportive foreign governments. The success of banking sector reforms and recapitalization are essential for the lending activities to start and the economies to recover.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

MARKET OUTLOOK

    Asian equities rose by about 50% from their lows since the end of August. The Yen strengthened, Japan announced yet another banking package and the U.S. Federal Reserve announced a surprise interest rate cut in between council meetings.

    The economic fundamentals have not changed much. All the issues that were extensively discussed are still there--contraction in domestic growth, rising unemployment, questionable corporate earnings growth, further asset price deflation, huge debts and large recapitalization of banks required. The external environment is now more unfavorable with growth in the U.S. and Europe slowing down, and this development, coupled with a weaker USD, means that an export-led recovery for Asia would be more difficult. Additionally, the exposures of the developed world's banks to leveraged hedge funds and emerging markets have hurt their balance sheets and made them more risk-averse in extending credit.

    HOWEVER, THE BALANCE OF RISK HAS PROBABLY SHIFTED. The U.S. Fed easing has signaled that it would be willing to do what is necessary to avert a rapid slowdown in global growth. Lower interest rates improve the relative valuation of equities vis-a-vis the other asset classes. A favorable global interest rate environment allows Asian interest rates to fall as well without weakening the currencies. The pressure on the HK$ peg and Chinese Yuan has been alleviated.

    While the lowering of interest rates and narrowing of spreads are the initial steps, this must be translated to loan growth if the credit creation process is to restart in any meaningful way. And for the banking system to be able to expand, the debt overhang facing emerging Asia must first be reduced. New lending is unlikely to be extended until bank capital is restored.

    In Japan, the unprecedented 60 trillion Yen package seeks to protect depositors and facilitate bank capital injections preferably through voluntary applications, in the hope of alleviating the severe credit crunch resulting from continued deterioration in the banks' capital base. Investors remain skeptical of the package. The package lacks well-defined conditions for capital injection, with applicant banks given much leeway in their assessment and classification of non-performing loans and the valuation of equity holdings (cost method). In addition, since the application is voluntary, bank management has little incentive to seek capital injections. As Japan addresses its banking problems, this is likely to have an adverse economic effect when banks recall loans to stay within solvency limits. Nonetheless, the package represents a positive step forward and IBJ's application for capital has been favorably received by the market as an indication that the others would also come forward.

    In Singapore, restructuring has begun in earnest. The Committee On Singapore's Competitiveness has made various recommendations to help Singapore companies compete both in the short term and in the long term. The short term objective is to help Singapore companies save up to 15% on business costs, and measures include a reduction in wages by up to 15%, income tax rate cuts or rebates, and cuts in rentals, telecommunications, electricity and port service charges. Longer term objectives are to maintain manufacturing and services as Singapore's twin engines of growth and to become Asia's premier services hub with targeted new growth areas in health care, education, media and information technology. The measures are expected to be accepted by the government and implemented in 1999.

    On the corporate front, government-linked agencies have also started on merger and restructuring exercises, including the purchase of POSBank by the Development Bank of Singapore for combined total assets of S$93 billion. Other significant events were the merger of Singapore Technologies Industrial Corporation and

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
Sembawang Corporation to form SembCorp Industries, one of the largest infrastructure and engineering groups in Singapore and Asia, and the restructuring and cost-cutting exercise of the Keppel Group from which it intends to save S$100 million in costs annually.

    These costs measures will help Singaporean companies tide over the current tough external environment and position themselves to benefit from the eventual recovery in the regional and global economies.

    Is the recent stock market rally sustainable? The Fund's management knows that "bear" markets have long days of despondency and short, sharp days of elation. Caution is still advisable. With the Singapore economy expected to contract further in the fourth quarter of 1998 and remain depressed into the first half of 1999, the stock market's performance is likely to be more restrained after the recent strong bounce from its lows. In the 1985-86 manufacturing recession, the stock market did not recover strongly until the economy bottomed out and started to recover in the first quarter of 1986. The Singapore economy is still in the process of bottoming out. However, the lower interest rate environment will provide a floor to stock market valuations. On a historical basis, valuations based on the yield gap appear attractive.

PORTFOLIO STRATEGY

    The Fund's management will maintain an approximate 85% invested position in the next few months. In the shorter term, the bias is for the markets to move higher, as interest rates and positive policy announcements is made around Asia and especially Singapore. For the time being, the Fund will refrain from being fully invested for risk management reasons, as global event risks from Indonesia, Japan, Brazil and Russia remain. The Fund intends to keep some cash for buying in any sharp market selldown, should any event risk occur.

    Over the next year, the Fund's management intends to increasingly build up exposure to companies with good earnings growth arising from restructuring and cost-cutting exercises. These companies will also gain significant market share and produce quality and strong profits as the economy finally recovers and enters the next cycle. These companies will form the backbone of the Fund's investment program as Singapore goes into the next century as a financial center and high value-added manufacturing economy. Some exposure to the other ASEAN markets will be considered on a strictly stock basis. On a balance and risk adjusted basis, Singapore equities remain more than the other ASEAN equities.

    The Fund has not invested, and presently does not intend to invest in derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not itself own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. The Fund's Board of Directors has adopted a Year 2000 plan which involves: (1) collecting information regarding the Year 2000 preparations of its service providers, through a questionnaire prepared, and distributed by the Fund's management, (2) assessing the information provided by the service providers, and (3) if necessary, adopting measures to replace service providers who fail to indicate that they will

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
become Year 2000 compliant on a timely basis. As of December 3, 1998, the Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. Based on the information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly-owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was head of Investments at ANZ Investments Ltd. and Fund Manager--International and Strategy at Norwich Union Investment Management in New Zealand.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc., and would be pleased to hear from you.

Sincerely,

      [SIGNATURE]                           [SIGNATURE]
MASAYASU OHI                                RONNIE TEO HENG HOCK
CHAIRMAN OF THE BOARD                       PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--56.94%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
SINGAPORE--56.94%
BANKS & FINANCIAL SERVICES--8.66%
 1,380,000  Overseas Union Bank Ltd.
             (Foreign)*........................  $  3,758,920
   400,000  United Overseas Bank Ltd.
             (Foreign)*........................     1,885,746
                                                 ------------
                                                    5,644,666
                                                 ------------
BUILDING MATERIALS--1.75%
 1,200,000  NatSteel Ltd.......................     1,138,843
                                                 ------------
CONSTRUCTION ENGINEERING--2.14%
 3,222,000  Amtek Engineering Ltd..............     1,399,833
                                                 ------------
ELECTRICAL PRODUCTS & COMPUTERS--4.77%
    65,000  Creative Technology Ltd.+..........       949,344
    27,000  Elec & Eltek International Company
             Ltd...............................       135,000
   500,000  Natsteel Electronics Ltd.++........     1,029,149
   300,000  Venture Manufacturing Ltd..........       998,336
                                                 ------------
                                                    3,111,829
                                                 ------------
FOOD, BEVERAGE, TOBACCO--10.02%
 1,346,000  Cerebos Pacific Ltd................     2,455,266
 1,273,000  Fraser & Neave Ltd.................     4,079,374
                                                 ------------
                                                    6,534,640
                                                 ------------
INDUSTRIAL--6.93%
   928,000  Clipsal Industries Holdings Ltd....       872,320
 3,700,000  Singapore Technologies Engineering
             Ltd.++............................     3,648,240
                                                 ------------
                                                    4,520,560
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
RETAIL--3.93%
 3,613,500  Courts (Singapore) Ltd.............  $  1,157,959
 2,700,000  Thakral Corporation Ltd............     1,404,000
                                                 ------------
                                                    2,561,959
                                                 ------------
SHIPYARDS--8.01%
   273,000  Jurong Shipyard Ltd.++.............     1,177,667
 2,012,500  Keppel Corporation Ltd.++..........     4,043,107
                                                 ------------
                                                    5,220,774
                                                 ------------
TELECOMMUNICATIONS--7.54%
   400,000  CSA Holdings Ltd...................       155,297
   350,000  Datacraft Asia Ltd. ...............     1,127,000
 2,100,000  Singapore Telecommunications
             Ltd.++............................     3,636,532
                                                 ------------
                                                    4,918,829
                                                 ------------
TRANSPORTATION--AIR--0.94%
   100,000  Singapore Airlines Ltd.
             (Foreign)*++......................       616,257
                                                 ------------
TRANSPORTATION--MARINE--2.25%
 1,476,378  SembCorp Industries Ltd.**++.......     1,464,823
                                                 ------------
Total Singapore Common Stocks..................    37,133,013
                                                 ------------
Total Common Stocks (Cost--$48,897,862)........
                                                   37,133,013
                                                 ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

-------------------------------------------
TIME DEPOSITS--44.72%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
SINGAPORE DOLLAR--15.83%
    16,750  Citibank, Singapore, 1.375% due
             11/2/98...........................  $ 10,322,131
                                                 ------------
U.S. DOLLAR--28.89%
        68  Bank of New York Time Deposit,
             3.60% due 11/2/98.................        68,141
    18,771  Citibank, Singapore, 4.31% due
             11/2/98...........................    18,771,230
                                                 ------------
Total U.S. Dollar Time Deposits................    18,839,371
                                                 ------------
Total Time Deposits (Cost--$29,167,968)........
                                                   29,161,502
                                                 ------------
Total Investments--101.66%
  (Cost--$78,065,830)..........................    66,294,515
Liabilities in excess of other
  assets--(1.66)%..............................   (1,084,512)
                                                 ------------
NET ASSETS (Applicable to 9,195,287 shares of
  capital stock outstanding; equivalent to
  $7.09 per share)--100.00%....................  $ 65,210,003
                                                 ------------
                                                 ------------

------------------------

   * Foreign shares of the above issues are those held by non-Singapore residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Singapore).
  ** Effective October 5, 1998, Singapore Tech. Industrial Corp. and Sembawang Corp. Ltd. merged to form SembCorp. Industries Ltd.
   +  Non-income producing securities.
  ++  Deemed to be an affiliated issuer.

-------------------------------------------
TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
OCTOBER 31, 1998
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Food, Beverage, Tobacco............    10.02%
Banks & Financial Services.........     8.66
Shipyards..........................     8.01
Telecommunications.................     7.54
Industrial.........................     6.93
Electrical Products & Computers....     4.77
Retail.............................     3.93
Transportation--Marine.............     2.25
Construction Engineering...........     2.14
Building Materials.................     1.75


-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 1998
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Fraser & Neave Ltd.................     6.26%
Keppel Corporation Ltd.............     6.20
Overseas Union Bank Ltd.
(Foreign)..........................     5.76
Singapore Tech. Engineering Ltd....     5.59
Singapore Telecommunications
Ltd................................     5.58
Cerebos Pacific Ltd................     3.77
United Overseas Bank Ltd.
(Foreign)..........................     2.89
Sembcorp Industries Ltd............     2.25
Thakral Corporation Ltd............     2.15
Amtek Engineering Ltd..............     2.15

See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$61,172,314).....................    $ 50,678,740
    Affiliated securities
     (cost--$16,893,516).....................      15,615,775     $  66,294,515
                                                 ------------
  Receivable for securities sold.............                         5,878,771
  Interest and dividends receivable..........                            91,219
  Prepaid expenses...........................                            52,209
                                                                  -------------
    Total assets.............................                        72,316,714
                                                                  -------------
LIABILITIES
  Payable for securities purchased...........                         6,871,403
  Payable to investment manager..............                            51,821
  Payable to investment adviser..............                            21,546
  Payable to administrator...................                            12,500
  Accrued expenses and other liabilities.....                           149,441
                                                                  -------------
    Total liabilities........................                         7,106,711
                                                                  -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,195,287 shares issued and outstanding...                            91,953
  Paid-in capital in excess of par value.....                       107,816,972
  Undistributed net investment income........                           953,672
  Accumulated net realized loss on
   investments...............................                       (31,878,895)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                       (11,773,699)
                                                                  -------------
    Net assets applicable to shares
     outstanding.............................                     $  65,210,003
                                                                  -------------
                                                                  -------------
        NET ASSET VALUE PER SHARE............                     $        7.09
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest...................................                      $   1,401,657
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$123,722).........    $     668,903
    Affiliated securities (net of withholding
     taxes of--$59,295)......................          168,761           837,664
                                                 -------------     -------------
    Total investment income..................                          2,239,321
                                                                   -------------
EXPENSES:
  Investment management fee and expenses.....                            495,861
  Investment advisory fee....................                            241,099
  Administration fee.........................                            150,000
  Custodian fees and expenses................                            112,151
  Reports and notices to shareholders........                             90,171
  Audit and tax services.....................                             63,200
  Osaka Securities Exchange fees and
   expenses..................................                             60,649
  Legal fees and expenses....................                             58,265
  Insurance expense..........................                             33,055
  Directors' fees and expenses...............                             28,042
  Transfer agency fee and expenses...........                             24,648
  Other......................................                             26,993
                                                                   -------------
    Total expenses...........................                          1,384,134
                                                                   -------------
NET INVESTMENT INCOME........................                            855,187
                                                                   -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments:
    Unaffiliated securities..................      (20,721,520)
    Affiliated securities....................       (2,358,299)      (23,079,819)
                                                 -------------
  Net realized foreign currency transaction
   gains.....................................                             98,485
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                         13,647,260
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments, cash and other
   assets and liabilities denominated in
   foreign currency..........................                            237,484
                                                                   -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                         (9,096,590)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                      $  (8,241,403)
                                                                   -------------
                                                                   -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1998              1997
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     855,187     $    (326,059)
  Net realized gain (loss) on:
    Investments..............................      (23,079,819)       (8,799,076)
    Foreign currency transactions............           98,485        (2,016,662)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       13,647,260       (27,448,111)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          237,484          (204,090)
                                                 -------------     -------------
  Net decrease in net assets resulting from
   operations................................       (8,241,403)      (38,793,998)
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............         --              (3,481,087)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................         --                 121,735
                                                 -------------     -------------
  Net decrease in net assets.................       (8,241,403)      (42,153,350)
NET ASSETS:
  Beginning of year..........................       73,451,406       115,604,756
                                                 -------------     -------------
  End of year (including undistributed net
   investment income of $953,672 and $0,
   respectively).............................    $  65,210,003     $  73,451,406
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 1998, the Fund was subject to withholding tax of 26% on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1998, expenses of $16,080 were paid to the Manager, representing

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended October 31, 1998, there were no brokerage commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa International Capital Management (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1998, no such expenses were paid to the Adviser. During the year ended October 31, 1998, brokerage commissions of $304,600 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the year ended October 31, 1998, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 1998, DSTC earned $14,845 and DBS Bank earned $97,306 from the Fund for their respective custodial services.

    At October 31, 1998, the Fund owed to DSTC $12,500 and $23,159 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $21,928.

    During the year ended October 31, 1998, the Fund paid or accrued $47,939 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1998 was $49,728,094, excluding $29,167,968 of short term investments. At October 31, 1998, the net unrealized depreciation on investments, excluding short-term securities, of $12,595,081 was composed of gross appreciation of $2,485,384 for those investments having an excess of value over cost, and gross depreciation of $15,080,465 for those

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
investments having an excess of cost over value. For the year ended October 31, 1998, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $76,797,237 and $69,009,353, respectively.

    At October 31, 1998, the Fund had a capital loss carryover of $31,048,663, of which $8,799,076 expires in the year 2005 and $22,249,587 expires in the year 2006.

    To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1998, net realized foreign currency transaction gains of $98,485 were reclassified from accumulated net realized loss on investments to undistributed net investment income.

CONCENTRATION OF RISK

    At October 31, 1998, the Fund had approximately 45% of its net assets invested in time deposits of a first-tier U.S. financial institution located in Singapore. While there is currently no rating system for Singapore debt securities, the Fund invests only in short-term debt securities which the Manager believes to be of high quality and subject to relatively low risk of loss of principal or interest.

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 1997, 10,324 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,195,287 shares outstanding at October 31, 1998, Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,086 shares.

SUBSEQUENT EVENT

    On December 3, 1998, a dividend was declared by the Board. The distribution of $0.1050 per share is payable on December 31, 1998, to shareholders of record at the close of business on December 14, 1998. The New York Stock Exchange has determined that the ex-dividend date is December 10, 1998.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                                 --------------------------------------------------------------
                                                                    1998         1997         1996         1995         1994
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year............................       $ 7.99      $ 12.59      $ 13.42      $ 18.49      $ 17.23
                                                                 ----------   ----------   ----------   ----------   ----------
Net investment income (loss)..................................         0.09       (0.04)       (0.07)       (0.07)       (0.01)
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions................................       (0.99)       (4.18)         0.21       (1.43)         2.66
                                                                 ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting from
 operations...................................................       (0.90)       (4.22)         0.14       (1.50)         2.65
                                                                 ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net realized gains from investments and foreign currency
   transactions...............................................       --           (0.38)       (0.97)       (2.89)       (1.03)
                                                                 ----------   ----------   ----------   ----------   ----------
Dilutive effect of rights offering............................       --           --           --           (0.64)       (0.30)
                                                                 ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in excess of par
 value........................................................       --           --           --           (0.04)       (0.06)
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..................................       $ 7.09       $ 7.99      $ 12.59      $ 13.42      $ 18.49
                                                                 ----------   ----------   ----------   ----------   ----------
                                                                 ----------   ----------   ----------   ----------   ----------
Per share market value, end of year...........................      $ 6.375      $ 8.750     $ 12.125     $ 13.500     $ 18.000
                                                                 ----------   ----------   ----------   ----------   ----------
                                                                 ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of year, assuming
   reinvestment of dividends*.................................      (27.14)%     (25.51)%      (3.54)%      (6.89)%      (0.19)%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends*........................      (11.26)%     (34.49)%        0.76%     (10.06)%       18.39%
Ratios and supplemental data:
  Net assets, end of year (in millions).......................       $ 65.2       $ 73.5       $115.6       $122.9       $126.1
  Ratios to average net assets of:
    Expenses..................................................         2.23%        1.87%        1.85%        2.01%        1.90%
    Net investment income (loss)..............................         1.38%      (0.29)%      (0.48)%      (0.49)%      (0.08)%
  Portfolio turnover..........................................       208.56%       78.74%       62.78%       62.85%       82.12%
  Average commission rate per share...........................    $0.0103      $0.0204      $0.0194          N/A          N/A

--------------------------
  * For the years ended October 31, 1995 and 1994, the total investment return includes the benefit of shares resulting from the exercise of the rights.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 4, 1998

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the federal tax status of distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 1997.

    However, on December 3, 1998, the Board of Directors of the Fund declared a total distribution of $0.1050 per share which represents a dividend from ordinary income.

    During the Fund's fiscal year ended October 31, 1998, the Fund paid $183,017 in foreign taxes. The Fund has elected to give the benefit of the foreign tax credit to its shareholders.

    Because the Fund's fiscal year is not the calendar year, a notification will be sent to shareholders in respect of calendar year 1998. This notification, which will reflect the amount of income from foreign sources to be used by calendar year taxpayers on their federal income tax returns, as well as the amount of any foreign tax credit available to its shareholders, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 4, 1998, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

(1) Election of two Class I Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001, and the election of one Class II Director to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 1999.

                  NUMBER OF SHARES/VOTES
-----------------------------------------------------------
                                        PROXY AUTHORITY
        CLASS I          VOTED FOR         WITHHELD
-----------------------  ---------  -----------------------
David G. Harmer          7,238,137           228,004
Oren G. Shaffer          7,213,695           252,446

       CLASS II
-----------------------
Ronnie Teo Heng Hock     7,218,888           247,253

    In addition to the three Directors elected or re-elected at the Meeting, Alfred C. Morley and Shuichi Komori* were the other members of the Board who continued to serve as Directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP) as independent accountants of the Fund for its fiscal year ending October 31, 1998.

        NUMBER OF SHARES/VOTES
---------------------------------------
VOTED FOR   VOTED AGAINST   ABSTENTIONS
---------  ---------------  -----------
7,279,127       128,803         58,211

------------------------

* Mr. Komori is no longer a Director of the Fund. Mr. Komori resigned as Chairman and as a Director in September, 1998. Mr. Masayasu Ohi was elected in September, 1998 as the Fund's Chairman and a Director by the remaining members of the Board to replace Mr. Komori. Under the Fund's By-Laws, Mr. Ohi must stand for election as Director at the next Annual Meeting of Stockholders, which will be held in June, 1999.

----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
Ronnie Teo Heng Hock
--------------------------------------------
OFFICERS

Ronnie Teo Heng Hock
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa International Capital Management
(Singapore) Limited

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                                 Annual Report
                                October 31, 1998